EXHIBIT 99.1

BROADWIND ANNOUNCES PRELIMINARY FULL-YEAR 2025 RESULTS, INTRODUCES FULL-YEAR 2026 FINANCIAL GUIDANCE, AND ANNOUNCES FOURTH QUARTER 2025 RESULTS CONFERENCE CALL AND WEBCAST DATE

CICERO, Ill., February 5, 2026 -- Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and equipment serving global markets, today announced select preliminary financial results for the full-year 2025 ended December 31, 2025, and introduced financial guidance for the full-year 2026.

PRELIMINARY FULL-YEAR 2025 RESULTS

All listed ranges are an estimate, based on information available to management as of the date of this release, and are subject to change subject to customary closing procedures (please see the Company’s Financial Disclosure Advisory and a reconciliation of GAAP to non-GAAP metrics, both in the appendix of this release.).

●	Total revenue in a range of between $155 million and $160 million
●	Total reported net income in a range of between $4.7 million and $5.7 million
●	Total non-GAAP Adjusted EBITDA in a range of between $8 million and $9 million (for a reconciliation of GAAP to non-GAAP metrics, please see the appendix of this release).

Demand conditions across the Company’s core vertical markets were strong during the fourth quarter 2025, supported by elevated customer demand within the power generation, industrial, and energy sectors, resulting in a full-year 2025 revenue performance consistent with the financial guidance provided on November 13, 2025.

During the fourth quarter, a raw material supply issue under the directed-buy program of an OEM customer within our Heavy Fabrications segment resulted in reduced manufacturing throughput and operating efficiency. The Company has taken corrective action to address the supply issue and expects the impact to operations to be resolved during the first quarter of 2026.

INTRODUCING FULL-YEAR 2026 FINANCIAL GUIDANCE

The following financial guidance reflects the Company’s current expectations and beliefs. All guidance is current as of the time provided and is subject to change.

Broadwind completed the sale of its Manitowoc, Wisconsin operations on September 8, 2025. In 2025, Broadwind recognized approximately $41 million of revenue associated with the Manitowoc facility. As previously disclosed, the Manitowoc facility generated approximately $25 million of revenue in 2024.

For the full-year 2026, Broadwind currently anticipates the following:

$ in millions	Low	Midpoint	High
Total Revenue	$140.0	$145.0	$150.0
Non-GAAP Adjusted EBITDA	$8.0	$9.0	$10.0

MANAGEMENT COMMENTARY

“Demand conditions across our core end-markets remain strong entering 2026,” stated Eric Blashford, President and CEO of Broadwind. “At the midpoint of our newly introduced 2026 financial guidance, we’re forecasting organic revenue growth of more than 20% this year, when compared to the full-year 2025, excluding financial contributions from our recently divested Manitowoc facility. Order rates remain healthy entering 2026, particularly within our power generation vertical, where orders increased more than 70% on a year-over-year basis in the full-year 2025.”

“We enter 2026 with significant balance sheet optionality to support long-term value creation for our shareholders,” continued Blashford. “This year, we intend to further advance our returns-driven capital allocation strategy that prioritizes investments in new product innovation, accretive inorganic growth, and opportunistic share repurchases, while expanding our addressable markets across high-value customer applications that require our technical engineering and manufacturing expertise.”

FOURTH QUARTER AND FULL-YEAR 2025 RESULTS CONFERENCE CALL

Broadwind will issue fourth quarter and full-year 2025 results before the market opens on Wednesday, March 11, 2026. A conference call will be held that same day at 11:00 a.m. ET to review the Company’s financial results, discuss recent events and conduct a question-and-answer session.

A webcast of the conference call and accompanying presentation materials will be available in the Investor Relations section of the Company’s corporate website at https://investors.bwen.com/investors. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software.

To participate in the live teleconference:

Live Teleconference:                  877-407-9716

To listen to a replay of the teleconference, which will be available through Wednesday, March 18, 2026:

Teleconference Replay:         844-512-2921

Conference ID:                           13758099

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for power generation, critical infrastructure and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com.

FINANCIAL DISCLOSURE ADVISORY

The Company has not yet completed its reporting process for the fourth quarter and fiscal year-ended December 31, 2025. The preliminary results presented herein are based on its reasonable estimates and the information available to it at this time and, because of their preliminary nature, in certain cases, the Company has provided ranges, rather than specific amounts. As such, the Company's actual results may materially vary from the preliminary results presented herein and will not be finalized until the Company reports its final results for fourth quarter of fiscal year 2025 after the completion of its normal quarter end accounting procedures and the execution of its internal controls over financial reporting. In addition, any statements regarding the Company's estimated financial performance for the fourth quarter and fiscal year 2025 do not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for the quarterly and annual period ended December 31, 2025.

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges, proxy contest-related expenses, other non-cash gains and losses, and the gain from the sale of the Manitowoc industrial fabrication operations) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) our expectations and beliefs with respect to our financial guidance as set forth in the Company’s press releases from time to time; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vii) our ability to continue to grow our business organically and through acquisitions; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (ix) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xi) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer); (xii) the economy and the potential impact it may have on our business, including our customers; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xvi) the effects of the change of administrations in the U.S. federal government; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xix) the effects of proxy contests and actions of activist stockholders; (xx) the limited trading market for our securities and the volatility of market price for our securities; (xxi) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and in Part II, Item 1A of our current year Quarterly Reports on Form 10-Q, and in our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

IR CONTACT

Noel Ryan or Brian Hawthorne

BWEN@val-adv.com

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (IN THOUSANDS)